                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

     Set forth below are the names of subsidiaries, divisions and related organizations of ITT Industries, Inc., the respective jurisdiction in which each was organized (in the case of subsidiaries), and the name under which each does business (if other than the name of the entity itself).

                                                        JURISDICTION IN        NAME UNDER WHICH
                         NAME                           WHICH ORGANIZED         DOING BUSINESS
                         ----                           ---------------        ----------------
ELECTRONIC COMPONENTS
BIW Division..........................................  N/A
C & K Components, Inc.................................  Massachusetts
C & K Components (HK), Ltd............................  Hong Kong
C & K Components S.A..................................  Costa Rica
C & K Holdings Inc....................................  Delaware
C & K Holdings (HK) Ltd...............................  Hong Kong
C & K Holdings (UK), Ltd..............................  United Kingdom
C & K Switches Ltd....................................  United Kingdom
CableCom Electronics (Shenzhen) Co., Ltd..............  China
CableCom International Limited........................  Hong Kong
Great American Gumball Corporation....................  California        ITT Cannon Santa Clara
ITT Cannon Division...................................  N/A               ITT Cannon/MobileCom,
                                                                          ITT Cannon RF Products,
                                                                          ITT Cannon Switch Products
                                                                          and Cannon SanTeh
ITT Cannon GmbH.......................................  Germany
ITT Cannon (Hong Kong), Ltd...........................  Hong Kong
ITT Cannon International, Inc.........................  Delaware          ITT Cannon/Network Systems
                                                                          & Services
ITT Cannon Italy SRL..................................  Italy
ITT Cannon, Ltd.......................................  Japan
ITT Cannon Mexico, Inc................................  Delaware
ITT Cannon de Mexico S.A. de C.V......................  Mexico
ITT Cannon Electronic (Shenzhen) Co., Ltd.............  China
ITT Cannon (Nantong) Electronic Industry Co., Ltd.....  China
ITT Cannon (Nantong) Precision Mechanical Engineering
  Co., Ltd............................................  China
ITT Cannon (Tianjin) Electronic Industrial Co. Ltd....  China
ITT Cannon (Xiamen) Electronics Ind. Co. Ltd..........  China
ITT Cannon (Xiamen) Electronic & Science Technology
  Co..................................................  China
ITT Cannon (Xiamen) Precision Mechanical Engineering
  Co. Ltd.............................................  China
ITT Cannon (Zhenjiang) Electronics, Ltd...............  China
ITT Datacommunications Limited........................  United Kingdom    ITT Cannon Network Systems
                                                                          & Services
ITT Industries Cannon Ltd.............................  Hong Kong
ITT Industries S.A.S..................................  France
ITT Industries (Tianjin) Co. Ltd......................  China
ITT Industries Precision Engineering Pte. Ltd.........  Singapore
ITT Industries Pte. LTD...............................  Singapore
ITT Schadow Division..................................  N/A
ITT VEAM LLC..........................................  Delaware

                                                        JURISDICTION IN        NAME UNDER WHICH
                         NAME                           WHICH ORGANIZED         DOING BUSINESS
                         ----                           ---------------        ----------------
Man Machine Interface Division........................  N/A
Rudolf Schadow GmbH...................................  Germany
TEC Electrical Components Group Ltd...................  United Kingdom
TEC Electrical Components Ltd.........................  United Kingdom
Veam S.r.l............................................  Italy
Veam Elektro-Anschlusstechnik GmbH....................  Germany

DEFENSE ELECTRONICS & SERVICES
Advanced Engineering & Sciences Division..............  N/A
Allen Osbourne Associates, Inc........................  California
Felec Services, Inc...................................  Delaware
Gilcron Corporation...................................  Delaware
ITT Aerospace/Communications Division.................  N/A
ITT Advanced Engineering & Systems, Inc...............  Delaware
ITT Advanced Imaging Systems, Inc.....................  Delaware
ITT Antarctic Services, Inc...........................  Delaware
ITT Arctic Services, Inc..............................  Delaware
ITT Avionics Division.................................  N/A
ITT Avionics Systems International, Inc...............  Delaware
ITT Canadian Enterprises, Ltd.........................  Canada
ITT Commercial Services, Inc..........................  Delaware
ITT DCD Saudia Arabia Inc.............................  Delaware
ITT Defence Ltd.......................................  United Kingdom
ITT Defense Division..................................  N/A
ITT Defense & Electronics Division....................  N/A
ITT Defense International, Inc........................  Delaware
ITT Employment and Training Systems, Inc..............  Delaware
ITT Federal Services Arabia Ltd.......................  Saudi Arabia
ITT Federal Services Corporation......................  Delaware
ITT Federal Services GmbH.............................  Germany
ITT Federal Services International Corporation........  Delaware
ITT Federal Services International, Ltd...............  Cayman Islands
ITT FSC Investment Corporation........................  Delaware
ITT FSC Management Corporation........................  Delaware
ITT Gilfillan Division................................  N/A
ITT Gilfillan, Inc....................................  Delaware
ITT Industries Space System LLC.......................  Delaware
ITT Job Training Services, Inc........................  Delaware
ITT Night Vision Division.............................  N/A
ITT Power Solutions...................................  Massachusetts
ITT Systems Division..................................  N/A
ITT Systems & Sciences Corporation....................  Delaware
Research Systems, Inc.................................  Colorado
Research Systems International France SARL............  France
Research Systems International UK Limited.............  United Kingdom
Research Systems Italia S.r.l.........................  Italy '

                                                        JURISDICTION IN        NAME UNDER WHICH
                         NAME                           WHICH ORGANIZED         DOING BUSINESS
                         ----                           ---------------        ----------------
FLUID TECHNOLOGY
AC Custom Pumps Division..............................  N/A
Anadolu Flygt Pompa Sanayi Ve Ticaret.................  Turkey
Avis Werberg GmbH.....................................  Austria
BEC Acquisition Corporation, Inc......................  Delaware
Bombas Flygt de Venezuela.............................  Venezuela
Bombas Goulds de Argentina............................  Argentina                   Goulds
Bombas Goulds de Mexico S. de R.L. de C.V.............  Mexico                      Goulds
Bombas Goulds de Venezuela, C.A.......................  Venezuela                   Goulds
Distribuidora Arbos, C.A..............................  Venezuela
Faradyne Motors LLC...................................  Delaware
Flowtronex Acquisition, Inc. .........................  Delaware
Flowtronex PSI, Inc...................................  Nevada
Fluid and Water Technology India, Inc. ...............  Delaware
Flygt Argentina S.A...................................  Argentina                   Flygt
Flygt do Brazil.......................................  Brazil                      Flygt
Flygt Chile S.A.......................................  Chile                       Flygt
Flygt Hellas S.A......................................  Greece                      Flygt
Flygt Huolto OY.......................................  Finland                     Flygt
Flygt Korea Ltd.......................................  Korea                       Flygt
Flygt Peru S.A........................................  Peru                        Flygt
Flygt Portugal Technologia Agua do Ambiente...........  Portugal                    Flygt
Flygt Pumpet OY.......................................  Finland
Goulds Pumps Administration...........................  Delaware
Goulds Pumps Canada, Inc..............................  Canada                      Goulds
Goulds Pumps Co., Ltd.................................  Korea                       Goulds
Goulds Pumps Financial Services Ltd...................  Ireland                     Goulds
Goulds Pumps, Incorporated............................  Delaware                    Goulds
Goulds Pumps (IPG), Inc...............................  Delaware                    Goulds
Goulds Pumps (Ireland), Limited.......................  Ireland                     Goulds
Goulds Pumps (NY), Inc................................  New York                    Goulds
Goulds Pumps (PA), Inc................................  Delaware                    Goulds
Goulds Pumps (Philippines), Inc.......................  Philippines                 Goulds
Goulds Pumps World Sales (VI) Ltd.....................  Virgin Islands              Goulds
GP Holding Company, Inc...............................  Delaware                    Goulds
Grindex AB............................................  Sweden
Innotec Water Management BV...........................  Netherlands
ITT Bell & Gossett Division...........................  N/A                     Bell & Gossett
ITT EP (Nanjing)......................................  China
ITT Fluid Technology Asia Pte Ltd.....................  Singapore
ITT Fluid Technology Corporation......................  Delaware
ITT Fluid Technology Division.........................  N/A
ITT Fluid Technology International, Inc...............  Delaware
ITT Fluid Technology International (HK), Ltd..........  Hong Kong
ITT Fluid Technology International Pty Ltd............  Australia
ITT Fluid Technology International (Thailand), Ltd....  Thailand
ITT Fluid Technology S.A..............................  Chile
ITT Flygt AB..........................................  Sweden                      Flygt

                                                        JURISDICTION IN        NAME UNDER WHICH
                         NAME                           WHICH ORGANIZED         DOING BUSINESS
                         ----                           ---------------        ----------------
ITT Flygt ApS.........................................  Denmark                     Flygt
ITT Flygt A/S.........................................  Norway                      Flygt
ITT Flygt BV..........................................  The Netherlands             Flygt
ITT Flygt BVBA........................................  Belgium                     Flygt
ITT Flygt Corporation.................................  Delaware                    Flygt
ITT Flygt GmbH........................................  Austria                     Flygt
ITT Flygt HK Ltd......................................  Hong Kong                   Flygt
ITT Flygt Kft.........................................  Hungary                     Flygt
ITT Flygt Limited.....................................  Australia                   Flygt
ITT Flygt Lituanica...................................  Lithuania                   Flygt
ITT Flygt LLC.........................................  Delaware
ITT Flygt Ltd. (Ireland)..............................  Ireland                     Flygt
ITT Flygt Ltd. (UK)...................................  United Kingdom              Flygt
ITT Flygt Pumpen GmbH.................................  Germany                     Flygt
ITT Flygt (PTY), Ltd..................................  S. Africa                   Flygt
ITT Flygt S.A.S.......................................  France                      Flygt
ITT Flygt SDC S.A.S...................................  France                      Flygt
ITT Flygt S.r.l.......................................  Italy                       Flygt
ITT Flygt sp zoo......................................  Poland                      Flygt
ITT Flygt (Shenyang) Pumps, Ltd.......................  China                       Flygt
ITT Flygt Werk GmbH...................................  Germany                     Flygt
ITT Goulds Benelux BV.................................  The Netherlands             Goulds
ITT Grindex Pumps Division............................  N/A
ITT Standard Division (Heat Transfer).................  N/A
ITT Hengtong Advanced Water Treatment (Shanghai) Co.
  Ltd.................................................  China
ITT Industries Holding AB.............................  Sweden
ITT Kobay Sdn BHD.....................................  Malaysia
ITT McDonnell & Miller Division.......................  N/A                   McDonnell & Miller
ITT Pure Flo Co., Ltd.................................  United Kingdom
ITT Richter Chemie Technik GmbH.......................  Germany
ITT Sanitaire, Ltd....................................  United Kingdom
ITT Standard Division.................................  N/A
ITT Water Technology Delaware, Inc....................  Delaware
ITT Water Technology Holdings, Inc....................  Delaware
ITT Water Technology, Inc.............................  Delaware
ITT Water Technology, Inc. (Canada)...................  Canada
ITT Water Technology International, Inc...............  Delaware
ITT Water Technology Mexico S. de R.L. de C.V.........  Mexico
ITT Water Technology Texas Holdings, Inc..............  Delaware
ITT Water Technology (TX) LP..........................  Delaware
ITT Wellpoint S.r.l...................................  Italy
Lowara Deutschland GmbH...............................  Germany                     Lowara
Lowara France S.A.S...................................  France                      Lowara
Lowara (Ireland) Limited..............................  Ireland                     Lowara
Lowara Nederland BV...................................  The Netherlands             Lowara
Lowara Portugal.......................................  Portugal                    Lowara
Lowara S.r.l..........................................  Italy                       Lowara

                                                        JURISDICTION IN        NAME UNDER WHICH
                         NAME                           WHICH ORGANIZED         DOING BUSINESS
                         ----                           ---------------        ----------------
Lowara UK Limited.....................................  United Kingdom              Lowara
Lowara Vogel Polska Co. Ltd...........................  Poland
Nanjing Goulds Pumps Ltd..............................  China                       Goulds
OY Flygt Nova AB......................................  Finland                     Flygt
PCI Membrane Inc. ....................................  Delaware
Portacel, Inc. .......................................  Delaware
PT Sam McCoy..........................................  Indonesia
Pure-Flo MPC, LLC.....................................  Delaware
Pumpenfabrik Ernst Vogel GmbH.........................  Austria                     Vogel
Richter, Inc..........................................  Delaware
Robot Pumps BV........................................  Netherlands
Sam McCoy Engineering Pte Ltd. .......................  Singapore
Sam McCoy Engineering SDN BHD.........................  Malaysia
Sam McCoy Manufacturing SDN BHD.......................  Malaysia
Sanitaire Division....................................  N/A                       Sanitaire
Shanghai Goulds Pumps Co. Ltd. .......................  China
SRP Acquisition Corp. ................................  Delaware
Trailigaz Ozone S.A.S.................................  France
Tecnicas de Filtracion Bombeo S.A. ...................  Spain
Trimate Industries Ltd. ..............................  New Zealand
Vogel Pumpen Drv......................................  Hungary
WEDECO AG.............................................  Germany
WEDECO AVP Pty Ltd. ..................................  Australia
WEDECO B.V............................................  The Netherlands
WEDECO GmbH...........................................  Germany
WEDECO Inc. ..........................................  Delaware
WEDECO Katadyn AG.....................................  Switzerland
WEDECO Katadyn France S.A.S. .........................  France
WEDECO Limited........................................  United Kingdom
WEDECO Ltd............................................  New Zealand
WEDECO Ltda. .........................................  Brazil
WEDECO Rex S.R.L. ....................................  Spain
WEDECO Sp. z.o.o. ....................................  Poland
WEDECO Sung Jin Ltd. .................................  South Korea
WEDECO Tecnologie Acque S.r.l.........................  Italy
WEDECO Visa GmbH......................................  Austria
1448170 Ontario Ltd. .................................  Canada

MOTION & FLOW CONTROL
AGJ Holding AB........................................  Sweden
A.G. Johansons Metallfabrik AB........................  Sweden
Flojet Division.......................................  N/A
Flojet (Europe) Limited...............................  England
Fulton-Rohr GmbH & Co. KG.............................  Germany
Fluid Handling Systems Management, GmbH...............  Germany
Hydro Air Industries Division.........................  N/A
ITT Aerospace Controls Division.......................  N/A
ITT Automotive Europe GmbH & Co. KG...................  Germany

                                                        JURISDICTION IN        NAME UNDER WHICH
                         NAME                           WHICH ORGANIZED         DOING BUSINESS
                         ----                           ---------------        ----------------
ITT Automotive Fluid Handling Systems, S.A. de
  C.V. ...............................................  Mexico
ITT Automotive, Inc. .................................  Delaware
ITT Conoflow Division.................................  N/A
ITT Fluid Handling Systems Australia Pty Ltd. ........  Australia
ITT Fluid Handling Systems Czech Republic SRO.........  Czech Republic
ITT Fluid Handling Systems GmbH & Co. KG..............  Germany
ITT Fluid Handling Systems (Suzhou) Co. Ltd. .........  China
ITT Industries Fluid Handling Systems do Brasil
  Limitada............................................  Brazil
ITT Industries Friction, Inc. ........................  Delaware
ITT Industries Friction Products S.r.l................  Italy
ITT Industries Italia S.r.l...........................  Italy
ITT Industries Vermoegensverwaltungs GmbH.............  Germany
ITT Koni America LLC..................................  Delaware
ITT Pure-Flo (UK), Ltd. ..............................  United Kingdom
Jabsco GmbH...........................................  Germany                     Jabsco
Jabsco Marine Italia S.r.l............................  Italy
Koni B.V..............................................  The Netherlands              Koni
Koni France SARL......................................  France                       Koni
NHK Jabsco............................................  Japan                       Jabsco
Rule Industries, Inc. ................................  Massachusetts                Rule

OTHER
Admiral Corporation...................................  Florida                    Admiral
Bolton Insurance Company..............................  New York
Carbon Industries, Inc. ..............................  West Virginia               Carbon
Carbon Fuel Company...................................  West Virginia
Computer & Equipment Leasing Corporation..............  Wisconsin
Corporp A&F, Inc. ....................................  Delaware
Howard Corporation....................................  North Carolina
International Standard Electric Corporation...........  Delaware
ITT AES Enterprises, Inc. ............................  Delaware
ITT Automotive Enterprises, Inc. .....................  Delaware
ITT Benefits Management, Inc. ........................  Delaware
ITT Canada Company....................................  Nova Scotia
ITT Canada Finance L.P. ..............................  Canada
ITT Community Development Corporation.................  Delaware
ITT Delaware Investments, Inc. .......................  Delaware
ITT France SAS........................................  France
ITT German Holding BV.................................  Germany
ITT Gesellschaft fur Beteiligungen mbH................  Germany
ITT Industriebeteiligungsgesellschaft mbH.............  Germany
ITT Industries Asset Management, Inc. ................  Delaware
ITT Industries Canada LP..............................  Canada
ITT Industries Global SARL............................  Luxembourg
ITT Industries (China) Investment Company, Limited....  China
ITT Industries German Asset Management GmbH...........  Germany
ITT Industries German Holding GmbH....................  Germany
ITT Industries GmbH...................................  Germany

                                                        JURISDICTION IN        NAME UNDER WHICH
                         NAME                           WHICH ORGANIZED         DOING BUSINESS
                         ----                           ---------------        ----------------
ITT Industries Holding SARL...........................  Luxembourg
ITT Industries Italia Holdings S.r.l..................  Italy
ITT Industries Investment Ltd. .......................  Barbados
ITT Industries Investment SARL........................  Luxembourg
ITT Industries Limited................................  United Kingdom
ITT Industries Luxembourg SARL........................  Luxembourg
ITT Industries Management GmbH........................  Germany
ITT Industries of Canada Ltd. ........................  Canada
ITT Industries SARL...................................  Luxembourg
ITT Industries UK Holdings Ltd. ......................  United Kingdom
ITT Industries World Sales Limited....................  Bermuda
ITT Manufacturing Enterprises, Inc....................  Delaware
ITT Remediation Management, Inc. .....................  Delaware
ITT Resource Development Corporation..................  Delaware
ITT Transportation Distribution Services Division.....  N/A
Kentucky Carbon Corporation...........................  West Virginia
Paul N. Howard Company................................  North Carolina
Sunsport Recreation, Inc. ............................  Florida
Winifrede Railroad Corporation........................  West Virginia

---------------

Note: The names of certain subsidiaries have been omitted since, considered in the aggregate, they would not constitute a "significant subsidiary" as of the end of the year covered by this report.